DATE : lST APRIL, 1998

                                   MEMORANDUM



SUBJECT: $10 MILLION LOAN OBLIGATION OF LANXIDE CORPORATION ("LANXIDE") TO KANEMATSU CORPORATION ("KANEMATSU") UNDER THE LOAN AGREEMENT DATED 29 APRIL, 1994 ("$10 MI1LION LOAN")


KEY POINTS ARE AGREED AS FOLLOWS:

THE FOLLOWING TERMS AND CONDITIONS SHALL BE SUBJECT TO EACH PARTY' S BOARD APPROVALS.


     1)  [VALUATION  OF LANXIDE  K.K.  STOCK]
         LANXIDE'S 65% STOCK INTEREST IN LANXIDE K. K., CURRENTLY COLLATERAL OF $10 MILLION LOAN, SHALL BE TRANSFERRED TO KANEMATSU IMMEDIATELY. THE VALUE OF SUCH STOCK SHALL BE CALCULATED IN ACCORDANCE WITH THIS MEMORANDUM. THE NET WORKING CAPITAL OF LANXIDE K.K. SHALL BE DISTRIBUTED TO KG AND 65% OF ITS VALUE SHALL BE CREDITED AS A REDUCTION TO THE $10 MILLION LOAN OBLIGATION OF LANXIDE. VALUATION OF LANXIDE K..'S STOCK SHALL BE ACCOMPLISHED NOT LATER THAN 30 JUNE, 1998.


     2)  [INSTALLMENT  SALE OF THE  EQUIPMENT]
         BY 10 APRIL 1998, LANXIDE WILL FURNISH A LIST OF EQUIPMENT THAT IS PRESENTLY COLLATERAL TO THE $10 MILLION LOAN WHICH LANXIDE WILL
         PURCHASE ON A MONTHLY INSTALLMENT BASIS OVER AN 8 YEAR PERIOD, WITH PAYMENTS COMMENCING 10 MAY 1998 ("EQUIPMENT".

         TITLE OF THE EQUIPMENT TO BE PURCHASED BY LANXIDE WILL BE TRANSFERRED TO KANEMATSU ON 10 APRIL 1998 AND SHALL REMAIN IN KANEMATSU. SUCH TITLE SHALL BE TRANSFERRED BACK TO LANXIDE FOLLOWING THE FINAL PAYMENT IN THE EIGHTH YEAR.

     3)  [SALE OF THE REMAINING EQUIPMENT]
         LANXIDE WILL ATTEMPT TO SELL ANY OF THE EQUIPMENT EXCEPT THAT PURCHASED BY LANXIDE IN ACCORDANCE WITH ABOVE NO. 2 RETWEEN NOW AND 30 JUNE 1998, REMITTING PROCEEDS FROM SUCH SALES NET OF ANY REMOVAL COSTS TO
         KANEMATSU IN REDUCTION OF THE $10 MILLION LOAN BA1ANCE. ANY SUCH EQUIPMENT THAT IS NOT 501D BY 30 JUNE 1998 WILL BE TRANSFERRED IN TITLE TO KANEMATSU AT THAT TIME AND ADDED TO THE INSTALLMENT SALE OF EQUIPMENT BEING PURCHASED BY LANXIDE, WITH MONTH1Y PAYMENTS REVISED ACCORDINGLY.

     4)  [INTEREST OF INSTALLMENT  SALE AND TRANSFER OF TITLE]
         INTEREST RATE GOVERNING THE EQUIPMENT PURCHASED ON INSTALLMENT SALE BY LANXIDE UNDER ABOVE NO. 2 AND NO. 3 SHALL BE LIBOR PLUS 2% PER ANNUM, AND THE VA1UE OF SUCH PURCHASES SHAL1 BE BOOK VALUE ON LANXIDE'S
         BOOKS AS OF THE DATE OF TRANSFER TO KANEMATSU. F01LOWING THE FINAL INSTALLMENT PAYMENT IN THE EIGHTH YEAR ALL OF THE OWNERSHIP OF THE EQUIPMENT SHAL1 BE TRANSFERRED BACK FROM KANEMATSU TO LANXIDE FOR NO FURTHER CONSIDERATION.

     5)  [DISTRIBUTION RIGHT OF LANXIDE K.K.]
         ANY PROCEEDS PAID TO LANXIDE K.K. BY LANXIDE ELECTRONIC COMPONENTS INC. ("LEC") OR DHB CAPITAL GROUP INC. ("DHB") OR ANY JAPANESE SUBSIDIARY OF LEC OR DHB, FOR THE MARKETING RIGHTS OF LEC PRODUCTS IN JAPAN SHALL BE REMITTED TO LANXIDE K.K. SUCH PROCEEDS SHALL BE DEEMED AS NET ASSETS OF LANXIDE K.K. AND 65% OF SUCH PROCEEDS SHALL BE CREDITED AGAINST THE $10 MILLION LOAN OBLIGATION OF LANXIDE TO KANEMATSU IN ACCORDANCE WITH NO.
         1. ABOVE. KANEMATSU AND LANXIDE AGREE THAT THEY ARE WILLING FOR LANXIDE K.K. TO SELL THE LEC PRODUCTS DISTRIBUTION RIGHTS IN JAPAN BY, IN EFFECT, TERMINATING THE DISTRIBUTION AGREEMENT BETWEEN LANXIDE K.K. AND LEC, IN RETURN FOR $0.5 MILLION PLUS AN ADDITIONAL CONTINGENT $0.5 MILLION PAID TO LANXIDE K. K ., AND WILL CAUSE LANXIDE K.K. TO ENTER INTO SUCH A TRANSACTION IF A BUYER CAN BE FOUND FOR SUCH RIGHTS. LANXIDE IS TO LEAD A DISCUSSION WITH LEC AND/OR DHB TOWARD SUCH OBJECTIVE. SAID CONTINGENT $0.5 MILLION IS TO BE PAID TO LANXIDE K.K. BY LEC OR DHB IN THE EVENT ANY RIGHT TO SELL PRODUCTS LICENSED TO LEC IS TRANSFERRED TO SUMITOMO ELECTRIC OR ANY SUMITOMO AFFILIATE WITHIN A FIVE YEAR PERIOD.

     6)  [LICENSE RIGHT OF LANXIDE K.K. ]
         KANEMATSU AND LANXIDE AGREE TO CAUSE LANXIDE K.K. TO SELL BACK TO LANXIDE ALL TECHNOLOGY LICENSE RIGHTS CURRENTLY GRANTED BY LANXIDE AND ITS SUBSIDIARIES TO LANXIDE K.K. EXCEPT THOSE PREVIOUS1Y LICENSED TO NIHON CEMENT CO., LTD., AKN CORPORATION AND CELANX KK, FOR THE SUM OF ONE DOLLAR, BY REVISING LANXIDE K.K.'S LICENSE TO NARROW ITS SCOPE TO THAT OF ITS PRESENT SUB1ICENSES.

     7)  [10% INTEREST IN DUPONT LANXIDE COMPOSITES INC.]
         ANY PROCEEDS PAID BY DUPONT COMPANY OR DUPONT LANXIDE COMPOSITES INC. FOR THE PURCHASE OF LANXIDE'S 10% INTEREST IN DUPONT LANXIDE COMPOSITES INC., WHICH IS CONTRACTUALLY COMMITTED TO BE TRANSFERRED TO LANXIDE K.K. IN SATISFACTION OF THE $1.8M L0AN MADE BY LANXIDE K.K. TO LANXIDE, WILL BE REMITTED TO LANXIDE K.K. SUCH PROCEEDS SHALL BE DEEMED AS NET ASSETS OF LANXIDE K.K. AND 65% OF SUCH PROCEEDS SHALL BE CREDITED AGAINST THE $10 MI1LION L0AN OBLIGATION OF LANXIDE TO KANEMATSU IN ACCORDANCE WITH NO.1 ABOVE. KANEMATSU AGREES THAT LANXIDE K.K. IS WILLING TO ACCEPT $1.5 MIL1ION OR MORE FROM ANY PURCHASER OF THE 10% DUPONT LANXIDE COMPOSITES INC. INTEREST.

     8)  [BALANCE OF $10 MI1LION L0AN]
         ANY PROCEEDS WHICH SHALL BE CREDITED AGAINST THE $10 MIL1ION LOAN IN ACCORDANCE WITH THIS MEMORANDUM SHALL BE FIRSTLY APPROPRIATED TO THE OUTSTANDING INTERESTS, AT THE RATE OF 2% ABOVE LIBOR PER ANNUM, ACCRUED FROM 1 JANUARY 1998 THROUGH 30 JUNE 1998, AND THEREAFTER SHALL BE APPROPRIATED TO THE PRINCIPAL OF THE $10 MILLION LOAN.

         ANY BALANCE REMAINING OF THE $10 MILLION LOAN OBLIGATION FOLL0WING THE ABOVE CREDITS SHALL BE PAID OVER A SEVEN YEAR PERIOD BY LANXIDE TO KANEMATSU FOLL0WING A ONE YEAR MORATORIUM ON THE PAYMENT OF PRINCIPA1 AND INTERESTS, EXCEPT THAT LANXIDE SHALL MAKE PARTIAL INTEREST PAYMENTS OF $5000 PER MONTH ON THE 1ST DAY

         OF EACH  MONTH  BEGINNING  ON 1  AUGUST  1998  THROUGH  1  MARCH  1999.
         COMMENCING 1 JU1Y 1998, THE INTEREST RATE APPLYING TO SUCH BALANCE SHALL BE THE JAPANESE YEN'S L0NG TERM PRIME RATE AT THE INDUSTRIAL BANK OF JAPAN P1US 1% PER ANNUM. ANY UNPAID ACCRUED INTEREST FROM 1 JU1Y 1998 THROUGH 28 FEBRUARY 1999 SHA1L BE ADDED ONTO THE PRINCIPAL AMOUNT OF THE REMAINING $10 MILLION L0AN. FULL INSTALLMENTS COMPRISING BOTH PRINCIPA1 AND INTEREST SHALL BE PAID MONTH1Y COMMENCING 1 APRI1 1999.

     9)  [LANXIDE LICENSE IN JAPAN]
         IF 1ANXIDE LICENSES ANY ADDITIONAL LICENSEES IN JAPAN BASED ON THE LICENSE RIGHTS SOLD BACK TO LANXIDE BY LANXIDE K.K. IN ACCORDANCE WITH NO. 6 ABOVE, 25% OF ANY FRONT END PAYMENT FROM SUCH LICENSEES SHALL BE PAID BY LANXIDE AGAINST THE NEXT INSTALLMENTS DUE UNDER THE LOAN, AND 25% F ANY SUCH FRONT END PAYMENT SHALL BE PAID LANXIDE AGAINST THE LAST INSTALLMENT DUE UNDER THE LOAN, UP TO THE EXTENT BALANCES STILL EXIST UNPAID UNDER THE INSTALLMENTS PROVIDED IN ABOVE NO . 8.

    10)  [LANXIDE K.K.'S ACTION]
         LANXIDE K.K. SHALL TAKE NO ACTION AGAINST LANXIDE IN CONSIDERATION OF ANY OF THE ABOVE.

    11)  [ROYALTY TO BE PAID BY AKN CORPORATION]
         ON FULL PAYMENT OF THE ABOVE AMOUNTS A1L FINANCIAL OBLIGATIONS OF LANXIDE TO KANEMATSU AND LANXIDE K.K. SHALL BE DEEMED FULLY SATISFIED, EXCEPT FOR PAYMENT TO KANEMATSU OF THE FIRST $1,384,615 OF ROYALTIES RECEIVED FROM LANXIDE K.K. IN CONNECTION WITH ITS SUB1ICENSE TO AKN CORPORATION IN ACCORDANCE WITH 12.2(b)(ii) OF THE SECOND AMENDMENT TO THE LANXIDE K.K. JOINT VENTURE AGREEMENT ("AMENDMENT"). THIS PAYMENT SHA1L BE MADE BY LANXIDE K.K. ON BEHALF OF LANXIDE DIRECTLY TO KANEMATSU.

    12)  [PAYMENT OF ROYALTY SPLIT]
         KANEMATSU AND LANXIDE AGREE THAT WITH RESPECT TO THE ROYALTY SPLIT ARRANGEMENT REFERRED TO IN 12.2(b)(i) OF THE AMENDMENT LANXIDE K.K. SHALL DIRECTLY REMIT TO KANEMATSU ITS 48% SHARE ON BEHALF OF LANXIDE AND SHALL REMIT TO LANXIDE ITS 52% SHARE OF THE ROYALTY RECEIPTS FROM THE AKN SUBLICENSE.

    13)  [AMENDMENT OF LICENSE AGREEMENT]
         LANXIDE SHALL AGREE, AND SHALL CAUSE LANXIDE TECHNOLOGY COMPANY L.P., LANXIDE DEVE10PMENT CO. L.P. AND ALANX PRODUCTS, L.P. TO AGREE, TO AMEND THE LICENSE AGREEMENT EXECUTED AMONG THEM ON APRIL 24, 1992 SO AS TO ELIMINATE CLAUSE 5.2(ii) IMMEDIATELY AFTER EXECUTION OF THIS MEMORANDUM AND NOT LATER THAN 30 APRIL, 1998.

    14)  [CONFIDENTIALITY]
         EXCEPT AS REQUIRED BY AUDITORS, GOVERNMENT REPORTING AND FINANCIAL REPORTING REQUIREMENTS, THE ABOVE INFORMATION SHALL BE CONSIDERED CONFIDENTIAL AMONG THE PARTIES.

    15)  [DOWNSIZE OF LANXIDE K.K.]
         BOTH LANXIDE AND KANEMATSU AGREE TO DOWNSIZE LANXIDE K.K. AS SOON AS POSSIBLE TO ELIMINATE CASH BURN OF LANXIDE K. K.

    16)  [SECURITY INTEREST FOR THE REMAINING $10 MILLION LOAN]
         IN ORDER TO SECURE THE BA1ANCE OF THE INSTALLMENTS REFERRED TO IN NO. 8 ABOVE KANEMATSU SHALL RETAIN A SECURITY INTEREST IN THE TECHNOLOGY RIGHTS SOLD TO LANXIDE IN NO. 6 ABOVE, AND AGREES TO RELEASE SUCH SECURITY INTEREST TO THE EXTENT OF ANY LICENSE BY LANXIDE OF SUCH RIGHTS TO THIRD PARTIES, AND TO RELEASE ANY REMAINING SECURITY INTEREST IN FULL UPON FINAL PAYMENT OF THE BA1ANCE OF THE INSTALLMENTS REFERRED TO IN NO. 8 ABOVE.

    17) [FORMAL AGREEMENT]
         LANXIDE AND KANEMATSU SHALL EXECUTE A FORMAL AGREEMENT REGARDING THE TRANSACTIONS REFERRED IN THIS MEMORANDUM BY 10 JULY, 1998. IF LANXIDE FAILS TO EXECUTE SUCH AGREEMENT, THE INSTALLMENT SALE OF THE EQUIPMENT IN ACCORDANCE WITH THIS MEMORANDUM SHALL BE TERMINATED.

LANXIDE CORPORATION                   KANEMATSU CORPORATION





BY:     /S/MARC S. NEWKIRK            By      /S/YOSHIKAZU IKEHATA
        ------------------                    --------------------
NAME:   MARC S. NEWKIRK               NAME:   YOSHIKAZU IKEHATA
TIT1E:  PRESIDENT AND CEO             TITLE:  DIRECTOR




LANXIDE K.K.

BY:     /S/MARC S. NEWKIRK
        ---------------
NAME:   MARC S. NEWKIRK
TITLE:  PRESIDENT